March 7, 2025
Alison White
Division of Investment Management
U.S. Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

RE:	EA Series Trust (the “Trust”) Preliminary Proxy Statement filed on behalf of CCM Global Equity ETF File No.: 811-22961
Dear Ms. White:
This correspondence responds to comments to the Trust received by the undersigned from the staff of the U.S. Securities and Exchange Commission (the “Staff” of the “Commission”) with respect to the Preliminary Proxy Statement filed on behalf of CCM Global Equity ETF, a series of the Trust (the “Fund”). For your convenience, the comments have been reproduced with responses following each comment. Capitalized terms not otherwise defined have the same meaning as in the Amendment.
Comment 1:Consider disclosing, if accurate, the Fund’s name will change to the “Sequoia Global Equity ETF” following shareholders approval a new a sub-advisory agreement with Sequoia Financial Group.
Response: The Registrant does not intend to change the Fund’s name at this time so no changes have been made to the proxy statement.
Comment 2:Please update or clarify the reference to the Board’s approval of the new sub-advisory agreement at an in-person meeting held on March 7, 2025 when the proxy statement was filed prior to that date.
Response: The Registrant notes that the full Board met via videoconference on Friday, February 28, 2025 to review and discuss the new sub-advisory agreement with Sequoia Financial Group, LLC (“Sequoia”). At that meeting representatives from Sequoia and CCM Investment Group, LLC, the Fund’s current sub-adviser, presented Sequoia’s Section 15(c) materials to the Board. The Board reviewed the materials and agreed to approve the new sub-advisory agreement at its in-person Board meeting scheduled for March 7, 2025 and authorized the Registrant to file the preliminary proxy statement on February 28, 2025. The Registrant will update the disclosure with any additional considerations by the Board following the conclusion of the March 7 meeting.
Comment 3:Please clarify how “broker non-votes” are permitted to be counted towards “quorum” when both proposals are considered “non-routine.”
Response: The Registrant has revised the disclosure to clarify that broker non-votes will have no effect on these proposals. All references to broker non-votes being counted for quorum purposes have been removed from the proxy statement.
Comment 4:Please add the disclosure required by Item 22(c)10 of Schedule 14A or confirm that Sequoia does not manage any other fund that has a similar investment objective as the Fund.
Response: The Registrant confirms that Sequoia does not manage any other fund with a similar investment objective as the Fund.
Comment 5:In the discussion of the Board’s findings as it relates to approval of the new sub-advisory agreement, please clarify in the “Investment Performance” section the Board’s findings as it relates to the portfolio managers’ performance in managing the Fund.
Response: The Registrant has added disclosure to address this comment.
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If you have any questions regarding the above responses, please do not hesitate to contact me at (513) 304-5605 or Wade.Bridge@Practus.com.
Sincerely,
/s/ Wade Bridge
Wade Bridge
Partner
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